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                                                                 EXHIBIT 10.16

                        MASTER RAILCAR LEASING AGREEMENT

     This Lease Agreement dated as of the 25th day of May, 1998 (the "Agreement"), with an effective date of June 1, 1998, by and between PIVOTAL ENTERPRISES CORPORATION ("Pivotal") an Alberta corporation ("Lessor") and CANPET ENERGY GROUP INC. ("Canpet") an Alberta corporation ("Lessee").

                                  WITNESSETH:

      1. (a) Lease. Lessor agrees to furnish and lease to Lessee and Lessee agrees to accept and use upon the terms and conditions herein set forth, the cars covered by the riders attached hereto as schedule A and such additional riders as may be added hereto from time to time by agreement of the parties, and any and all other cars delivered to and accepted by Lessee. Each such rider shall set forth the number of cars, the rental rate, term of use, car numbers, and other pertinent information that may be desired by both parties. All cars leased pursuant to such riders, or otherwise delivered to and accepted by Lessee, are subject to the terms of this Agreement.

          (b)  Lease Term.   Lessee agrees to lease all of the cars listed on
the attached schedule for a period of ten years from the date of delivery at a fixed price of $1,000.50 per month per car, payable in advance each month. Lessee is responsible to Lessor the term of this lease (10 years). Should the Lessee decide not to keep the cars to the end of the lease period, the Lessee shall pay in full all of the lease payments for the balance of the lease term within 15 days of such action.

          The Lessee agrees to lease the said cars for an additional five years (after the expiry of the initial 10 year lease term) at a market price. The market price to be determined by the Lessor by obtaining two competitive market quotes.

          The market price for additional lease term of five years must be decided by the Lessor and the Lessee six months before the expiry of the initial lease term. Should both parties be unable to agree to the market price, at that time, the Lessor offer for the market price must prevail and Lessee agrees to such market price as provided by the Lessor.

      2. Delivery. Lessor agrees to deliver the cars to Lessee at such point or points as may be agreed to by the parties. Lessor's obligation as to such delivery shall be excused during the pendency of delays resulting from causes beyond its control.

          Lessee agrees to use the cars exclusively in its own service, except as hereinafter provided, and none of the cars shall be shipped beyond the boundaries of Canada or the United States except with the prior written consent of Lessor.
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      3. Rent. Lessee agrees to pay the rental charges with respect to each of the cars from the date of delivery thereof and until such car is returned to and accepted by Lessor, as agreed in Clause 1(b). Each monthly rental charge shall be paid in advance on the first day of the month, prorating, however, any period which is less than a full month on the basis of a month of thirty (30) days. Lessee acknowledges and agrees that the obligation of Lessee to make payments hereunder shall be absolute and unconditional under any and all circumstances, regardless of any right of abatement, recoupment, setoff, counterclaim, defense, suspension, deferment, diminution, reduction or any other right of Lessee or the lack of any conflicting notice from Lessor, provided however, nothing herein contained shall limit Lessee's right to otherwise claim damages from Lessor. Such rental charges shall be paid to Lessor at the address set forth in the riders to this Agreement.

      4. Acceptance. Each of the cars shall be subject to Lessee's inspection upon delivery to Lessee. Failure to report any defect in the car within a reasonable time after delivery of the car or the loading of each such car by Lessee or at its direction shall constitute acceptance thereof by Lessee and shall be conclusive evidence of the fit and suitable condition thereof for the purpose of transporting the commodities then and thereafter loaded therein or thereon. Lessee herewith agrees that it has inspected all of the cars listed on the attached rider and found them to be in satisfactory condition.

      5. Records. Lessor agrees to keep records pertaining to the movement of the cars, and Lessee agrees to promptly furnish Lessor with complete reports of the car movements, including dates received, loaded and shipped, commodity, destination and full junction routing, and all information which Lessee may receive from railroad companies or other sources which may be of use to Lessor. Lessor shall collect the mileage earned by the cars, and subject to all rules of the tariffs of the railroads, Lessor shall credit to Lessee's rental account such mileage as and when received from the railroads.

      6. Mileage. Lessee agrees to reimburse Lessor for any payment Lessor may be required to make to any railroad, due to mileage equalization where applicable, resulting from excess empty mileage incurred by the cars on such railroad. For the purpose of this paragraph, the railroad mileage and junction reports shall be prima facie evidence of the facts reported therein. In addition, if Lessor is required to make any payments to a railroad resulting from the empty movement of any of the cars while they are in Lessee's service, Lessee agrees to reimburse Lessor for such payments.

      7. Loss or Damage. Lessee shall promptly notify Lessor upon receipt by Lessee of knowledge of any damage to any of the cars. Lessee shall, at its expense, perform, arrange, and pay for all maintenance and repairs made necessary by ordinary wear and tear, or otherwise necessary to keep the cars in good condition and repair under the Interchange Rules. Lessee shall not repair, or authorize the repair of any of the cars without Lessor's prior written consent, except that running repairs (as specified in the Association of American Railroads rules for Interchange and the National Transportation Agency regulations) may be performed without prior written consent. The amount Lessee will pay for such running repairs shall not be in excess of the rate, in effect at the time the repair is made, as provided by the Association of American Railroads. If any car becomes unfit for service and requires repairs, other than repairs made by railroads, unless otherwise specified in any specific Rider attached hereto, rental charges will cease five (5) days after receipt of such car at a shop authorized by Lessor, provided that Lessee has notified Lessor prior to the time the car is routed to shop. In the event Lessee fails to so notify Lessor, rental charges shall cease five days after receipt by Lessor of notification of the arrival of the car at a shop authorized by Lessor. In all cases, after a car has been repaired, rental charges will resume on the date the car is available for forwarding to Lessee. It is understood that no rental credits will be issued for cars in a shop for repairs which are Lessee's responsibility.

     8. Removal from Service. In the event the physical condition of any car shall become such that the car cannot be operated in railroad service as determined by Lessor and Lessor elects to permanently remove such car from Lessee's service, the rental with respect to such car shall terminate upon the removal of such car. Lessor shall have the right, but shall not be obligated, to substitute for any such car another car of the same type and capacity and the rental in respect to such substituted car shall commence upon delivery of such substituted car to Lessee.

     9. Lessee Responsibility. Lessee shall be responsible for and shall indemnify Lessor and hold Lessor harmless and does hereby release Lessor from the loss or destruction of, or damage to, the cars or any parts thereof, during the term; provided, however, Lessee shall not be responsible to the extent the then-prevailing Interchange Rules place responsibility upon a railroad subscribing to the Interchange Rules; and provided, further, that Lessee shall not be responsible if such loss, destruction, or damage to the cars or parts thereof was caused by the sole active negligence or willful misconduct of Lessor. Notwithstanding anything contained herein to the contrary, Lessee shall be responsible for and shall indemnify Lessor and hold Lessor harmless and does hereby release Lessor from the loss or destruction of, or damage to, a car or any part thereof during the term of this Agreement which shall (i) be occasioned by the misuse or negligence of Lessee, its consignee, agent or sublessee, (ii) occur while such car is on the tracks of Lessee or any private siding or track, or at the loading or unloading facility of Lessee or its consignee, agent or sublessee, or on the track of any railroad that does not subscribe to the Interchange Rules or any private or industrial railroad or (iii) be caused by any commodity which may be transported or stored in or on such car.

          Lessee shall notify Lessor of the loss or destruction of any of the cars within two (2) days of the date of such event. The amount of loss resulting from the loss or destruction of a car shall be measured by its replacement value as determined immediately prior to the time of such loss or destruction. The "replacement value" shall equal the amount payable by a railroad subscribing to the Interchange Rules for the car if the car had been in the service of such railroad.

          Lessee shall maintain full insurance coverage for total replacement value of the cars as per rider attached for accidental damage and loss.

     10. Loss or Damage to Lading. Lessor shall not be liable for any loss of or damage to commodities or any part thereof, loaded or shipped in or on the cars, and Lessee agrees to assume financial responsibility for, to indemnify Lessor against and to save it harmless from any such loss or damage, unless caused by the sole negligence of Lessor.

      11. Appliances. Lessee, at its own expense, shall either replace or reimburse Lessor for the cost of replacing any appliance or removable part, if destroyed, damaged, lost, removed or stolen, unless the railroads transporting the cars have assumed full responsibility for such loss or damage, or unless such loss or damage results from the negligence or omission of Lessor, its agents or employees.

      12. Linings. Lessee shall be responsible for the maintenance and replacement of interior lining during the term of this agreement, and at Lessor's sole option, Lessee shall either repair, replace or remove such lining at Lessee's expense at the termination of this agreement.

      13. Claims. Lessee agrees to indemnify and hold Lessor harmless from and against any loss, liability, claim, damage or expense (including, unless Lessee assumes the defense, the reasonable cost of investigating and defending against any claim for damages) arising out of or in connection with the use of the cars during the term of this Agreement, excepting, however, any loss, liability, claim, damage, or expense which accrues with respect to any of the cars (i) while such car is in a repair shop undergoing repairs; (ii) which is attributable to the sole active negligence or willful misconduct of Lessor, its agents or employees; or (iii) for which a railroad or railroads have assumed full responsibility, including investigating and defending against any claim for damages.

      14. Marks. Other than the restoration of Lessor's marks on the cars, no lettering or marking of any kind shall be placed upon any of the cars by Lessee except with the prior written consent of Lessor.

      15. Load Limits. Lessee agrees not to load any of the cars in excess of the load limit stenciled thereon.

      16. Charges. Lessee shall be liable for any demurrage, track storage or detention charge imposed in connection with any of the cars as well as loss of or damage to any car while on any private siding or track or on any private or industrial railroad or in the custody of any carrier not subject to the Association of American Railroads Rules for Interchange or the National Transportation Agency regulations.

      17. Sublease and Assignment. Lessee shall make no transfer or assignment of its interest under this Agreement in and to the cars without Lessor's prior written consent, and any attempted transfer or assignment without such consent shall be void, except that Lessee may sublease any of the cars to its customers for single trips consistent with its normal merchandising methods; provided, however, that notwithstanding any such sublease, Lessee shall continue to remain liable to Lessor under all conditions and terms of this Agreement. No right, title, or interest in any of the cars shall vest in Lessee by reason of this Agreement or by reason of the delivery to or use by Lessee of the cars, except the right to use the cars in accordance with the terms of this Agreement. Lessee shall keep the cars free of any lien or encumbrance created by or through Lessee and agrees to indemnify Lessor and hold Lessor harmless from any cost or expense, including attorneys' fees, with respect to such a lien or encumbrance.

      18. Default. If Lessee defaults in the payment of any sum of money to be paid under this Agreement and such default continues for a period of three (3) days after notice to Lessee of such default; or if Lessee fails to perform any covenant or condition required to be performed by Lessee which failure shall not be remedied within ten (10) days after notice thereof from Lessor to Lessee; or if Lessee shall dissolve, make or commit any act of bankruptcy, or if any proceeding under any bankruptcy, or insolvency statute or any laws relating to relief of debtors is commenced by Lessee, or if any such proceeding is commenced against Lessee and same shall not have been removed within thirty (30) days of the date of the filing thereof, or if a receiver, trustee, or liquidator is appointed for Lessee or for all or a substantial part of Lessee's assets with Lessee's consent, or if without Lessee's consent the same shall not have been removed within thirty (30) days of the date of the appointment thereof, or if an order, judgment or decree be entered by a court of competent jurisdiction and continue unpaid and in effect for any period of thirty (30) consecutive days without a stay of execution; or if a writ of attachment or execution is levied on any car and is not discharged within ten (10) days thereafter, Lessor may exercise one or more of the following remedies with respect to the cars:

         (a) Immediately terminate this Agreement and Lessee's rights hereunder;

         (b) Require Lessee to return the cars to Lessor at Lessee's expense, and if Lessee fails to so comply, Lessor may take possession of such car without demand or notice and without court order or legal process;

         (c) Lease the cars to such persons, at such rental and for such period of time as Lessor shall elect. Lessor shall apply the proceeds from such leasing, less all cost and expenses incurred in the recovery, repair, storage, and renting of such cars, toward the payment of Lessee's obligations hereunder. Lessee shall remain liable for any deficiency, which, at Lessor's option, shall be paid monthly, as suffered, or immediately, or at the end of the term as damages for Lessee's default;

         (d) Bring legal action to recover all rent for the balance of the lease term or other amounts then accrued or thereafter accruing from Lessee to Lessor under any provision hereof; or

         (e)  Pursue any other remedy which Lessor may have.

         Each remedy is cumulative and may be enforced separately or concurrently. If Lessee fails to perform any of its obligations hereunder, Lessor, at Lessee's expense, and without waiving any rights it may have against Lessee for such nonperformance, may itself render such performance. Further, Lessee shall reimburse Lessor for all costs and expenses including reasonable attorneys' fees expended by Lessor in the enforcement of its rights and remedies hereunder, and Lessee shall pay interest on any amount owing to Lessor from the time such amount becomes due hereunder at a monthly rate of one and one-half percent (1-1/2%); such rate to be reduced, however, to the extent it exceeds the maximum rate permitted by applicable law. In addition, Lessee shall, without expense to Lessor, assist Lessor in repossessing the cars and shall, for a reasonable time if required, furnish suitable trackage space for the storage of the cars.

         If applicable, Lessor shall be entitled to the remedies of a Lessor/Owner under all applicable bankruptcy laws.

      19.  Return Provisions.

         (a) Upon the termination of each rider, Lessee agrees, subject to the provision of paragraph 8 above, to return the cars to Lessor at a point or points designated by Lessor, in the same or in as good a condition as received, ordinary wear and tear excepted, free and clear from all accumulations or deposits from commodities transported in or on the cars while in the service of Lessee. If any car is not returned to Lessor free from such accumulations or deposits, Lessee shall reimburse Lessor for any expense incurred in cleaning such car.

         (b) In the event of any car or tank fittings or appurtenances, including interior lining for cars so equipped, shall become damaged, suffers corrosion, or other damage related to or connected with the commodity, along with other material placed or allowed to accumulate in or on the car and to how the car is exposed, Lessee shall be liable for such damage, regardless of how it is caused, and whether or not it is due to Lessee's negligence. Such damage shall not be considered "ordinary wear and tear."

      20. Taxes. All federal, state, provincial, and local taxes levied or assessed against the cars furnished Lessee under this Agreement, payable on account of the ownership of such cars, shall be paid by Lessor, and all returns and reports in connection therewith shall be made by Lessor. All taxes payable on account of or measured by the rental paid or the use of such cars (excluding any tax which is based solely upon or measured solely by Lessor's net income) shall be the responsibility of Lessee. In the event any taxes or assessments, other than those payable on account of ownership, are levied against the cars or the rental paid for the use of the cars covered by any rider to this Agreement by any federal, state, provincial or local authority, in addition to those taxes or assessments in effect on the effective date of such rider, Lessee agrees to pay to Lessor, in addition to any other amounts due, a sum equal to the amount of any such taxes or assessments.

      21. Mortgages; Liens. It is understood that some or all of the cars furnished Lessee under this Agreement and Lessor's rights under this Agreement may at the time of delivery to Lessee or at some future time during the term of this Agreement be subject to the terms of any lien or encumbrance (a "Lien") including a Mortgage, Deed of Trust, Equipment Trust, Pledge, or Bill of Sale or similar security arrangement. Lessee agrees that any or all of the cars may be stenciled or marked to set forth the ownership of any such cars in the name of the holder of any Lien (the "Lien holder") including a mortgagee, trustee, pledgee, assignee or security holder and that this Agreement and Lessee's rights hereunder are and shall at all times be subject and subordinate to any and all rights of any Lien holder. Lessee agrees that upon the written request of Lessor or any Lien holder at any time or from time to time, Lessee will enter into a written agreement with any Lien holder(s): (i) that the Lien(s) will have priority and be entitled to all rights therein as though the Lien were made before this Agreement and on the making of this Agreement Lessee had knowledge of the Lien; (ii) confirming the security created by the Lien and rights given to the Lien holder(s); and (iii) postponing and deferring this Agreement and its rights hereunder and to the cars and agreeing that they will be subject and subordinate to the Lien(s) and the rights of the Lien holder.

          This Agreement and/or any of Lessor's rights hereunder, including rentals, may have been assigned and may in the future be assigned to any Lien holder(s) or others. Lessee hereby consents to and accepts any such Assignment. Lessee acknowledges notice of any such Assignment and of any Lien which is filed under Section 11303 of the Interstate Commerce Act of the United States of America. However, Lessee is to pay all rentals hereunder to Lessor and have all its dealings hereunder with Lessor until notified to the contrary by any person proving to Lessee's reasonable satisfaction that he is the assignee of this Agreement and/or the relevant rights of Lessor hereunder and is entitled to intervene. Lessee represents that it has received no notice of any other mortgage, charge, hypothecation or encumbrance on or of any assignment, sale or disposition of any car covered hereby or of any of Lessor's rights hereunder. Lessee agrees that no claim or defense which Lessee may have against Lessor shall be asserted or enforced against any assignee of this Agreement and/or any rights of Lessor hereunder.

     22. Notices. Any notice, demand or request required or permitted to be made, given or served by either party to or upon the other hereunder, shall be in writing and shall be deemed to have been made when deposited in the United States or Canada mail, certified or registered mail, postage prepaid and addressed to Lessor or Lessee at the address set forth in a rider to this Agreement.

     23. Successors. This Agreement shall be binding upon the parties hereto, their respective successors, assigns and legal representatives, and shall remain in full force and effect from the date hereof until the completion of the leasing arrangement shown on attached riders of the last car or cars hereunder, and all such cars are returned to Lessor.

     24. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Province of Alberta.

     25. Insurance. Lessee shall, at all times prior to return of the cars to Lessor in accordance with the terms of this Agreement and during any storage period at its own expense, cause to be carried and maintained public liability and property damage insurance in respect of the cars against the risks and in the amounts, if any, customarily insured against by Lessee in respect to similar equipment owned or leased by it, as further described in Clause 9.

     26. Additional Provisions. Additional provisions of this Agreement may be set forth in a rider, which, if executed by Lessor and Lessee, is incorporated herein by this reference.

     27. Representations and Warranties of Lessee. Lessee represents and warrants that, as of the date of this Agreement:

          Lessee is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is either duly qualified to do business and is in good standing in such other jurisdictions in which the business and activities of Lessee require such qualification, or its failure to so qualify in such other jurisdiction will not have a material adverse impact on this Agreement.

      (a)  Lessee has full corporate power to enter into this Agreement.

      (b) The Agreement had been duly authorized, executed, and delivered by Lessee, and constitutes a valid, legal and binding agreement, enforceable in accordance with its terms.

      (c) No approval is required by Lessee from any governmental or public body or authority with respect to the entering into or performance of this Agreement.

      (d) The entering into and performance of this Agreement will not conflict with, or result in a breach of, the terms, conditions, or provisions of (i) any law, or any regulation, order, injunction, permit, franchise, or decree of any court or governmental instrumentality, and (ii) any indenture, agreement, or other instrument to which Lessee is party or by which it or any of its property is bound.


     28. Modifications. In the event the U.S. Department of Transportation, or the National Transportation Agency or any other governmental agency or non-governmental organization having jurisdiction over the operation, safety or use of railroad equipment, requires that Lessor add, modify, or in any manner adjust the cars subject to this Agreement in order to qualify them for operation in railroad interchange, unless otherwise specified in any specific Rider attached hereto, Lessee agrees to pay an additional monthly charge of $1.75 per car for each $100 expended by Lessor on such car, or such other monthly charge in lieu thereof, as may be provided for modifications, in any rider hereto, in any case, effective as of the date the car is released from the shop after application of such additions, modifications or, adjustments (hereinafter the "Modifications"). No rental credits will be issued on cars entering the shop for any Modifications for the first thirty (30) days. In the event Lessor, in its sole discretion, determines, prior to making any Modifications, that the cost thereof is not economical to expend in view of the estimated remaining useful life of such car, and Lessor elects to permanently remove such car from Lessee's service rather than have such car taken to a car shop for such Modifications, the rental with respect to such car shall terminate upon the date specified in writing by Lessor, provided that such date must be prior to the date the Modifications are so required to be made.

     29. Captions. Captions to any provision of this Agreement are for ease of reference only and are not be construed to be part of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement (such execution may be by two or more counterparts, each of which shall be deemed an original) the day and year first above written.

LESSEE:                          CANPET ENERGY GROUP INC.


                                 By:     /s/  David Duckett
                                         ----------------------

                                 Title:    President & CEO
                                         ----------------------


LESSOR:                          PIVOTAL ENTERPRISES CORPORATON


                                 By:     /s/
                                         ----------------------

                                 Title:    President
                                         ----------------------